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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 4, 2004


                       ANHEUSER-BUSCH COMPANIES, INC.
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             (Exact name of registrant as specified in charter)

           Delaware                    1-7823                    43-1162835
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 (State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)

      One Busch Place,          St. Louis, Missouri                 63118
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(Address of principal executive offices)                          (Zip Code)

      Registrant's telephone number, including area code: 314-577-2000
                                                          ------------


                                    NONE
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             (Former name or former address, if changed since last report)



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Item 7(c).        Exhibits.


         Exhibit 99 - Press Release issued by Registrant dated February 4, 2004, reporting Registrant's financial results for the fourth quarter of 2003 and for the year ended December 31, 2003.

Item 12.          Results of Operations and Financial Condition.

         On February 4, 2004, Registrant issued a press release announcing its financial results for the fourth quarter of 2003 and for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.





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                                 SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ANHEUSER-BUSCH COMPANIES, INC.
                                             (Registrant)



                                             BY: /s/ John F. Kelly
                                                -------------------------------
                                                John F. Kelly
                                                Vice President and Controller

February 4, 2004
    (Date)



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                                EXHIBIT INDEX
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Exhibit No.       Description
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    99            Press release issued by Registrant dated February 4, 2004, reporting Registrant's financial results for the fourth quarter of 2003 and for the year ended December 31, 2003.